SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020

Nutriband Inc.

Nevada	000-55654	81-1118176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South Orange Ave., Suite 1500, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 377-6695

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Owners of Pocono Coated Products, LLC and Active Intelligence, LLC:

Opinion on the Financial Statements

We have audited the accompanying combined balance sheets of Pocono Coated Products, LLC and Active Intelligence, LLC (collectively “the Company”) as of December 31, 2019 and 2018, the related combined statements of operations, members’ equity, and cash flows for each of the years in the two-year period ended December 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Sadler, Gibb & Associates, LLC

We have served as the Company’s auditor since 2020.

Salt Lake City, UT

January 11, 2021

POCONO COATED PRODUCTS LLC AND ACTIVE INTELLIGENCE LLC

COMBINED BALANCE SHEETS

	December 31,
	2019	2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$266,202	$83,173
Accounts receivable-net	66,646	98,670
Prepaid expenses	-	1,750
Inventory	51,794	26,865
Total Current Assets	384,642	210,458

PROPERTY & EQUIPMENT-net	263,335	90,479

TOTAL ASSETS	$647,977	$300,937

LIABILITIES AND MEMBERS’ DEFICIENCY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$215,527	$106,233
Deferred revenue	263,964	344,188
Due to member	-	20,489
Line of credit	12,000	35,000
Current portion of notes payable	71,169	24,906
Current portion of financing lease liabilities	16,722	10,452
Total Current Liabilities	579,382	541,268

Notes payable, net of current	131,861	168,122
Financing lease liabilities, net of current	39,271	28,884
Total Liabilities	750,514	738,274

Commitments and Contingencies	-	-

Members’ Deficiency	(102,537)	(437,337)

TOTAL LIABILITIES AND MEMBERS’ DEFICIENCY	$647,977	$300,937

See notes to combined financial statements

POCONO COATED PRODUCTS LLC ANG ACTIVE INTELLIGENCE LLC

COMBINED STATEMENTS OF OPERATIONS

	Years Ended
	December 31,
	2019	2018

Revenue	$2,883,168	$1,689,570

Costs and expenses:
Cost of revenues	1,709,611	1,267,665
Selling, general and administrative expenses	765,165	379,429
Total Costs and Expenses	2,474,776	1,647,094

Income from operations	408,392	42,476

Other income (expense):
Interest expense	(8,358)	(30,075)
	(8,358)	(30,075)
Income from operations before provision for income taxes	400,034	12,401

Provision for income taxes	-	-

Net income	$400,034	$12,401

See notes to combined financial statements

POCONO COATED PRODUCTS LLC AND ACTIVE INTELLIGENCE LLC

COMBINED STATEMENT OF MEMBERS’ EQUITY

Total
Balance, January 1, 2018	$(436,438)

Cash withdrawals	(13,300)

Net income for the year ended December 31, 2018	12,401

Balance, December 31, 2018	(437,337)

Cash withdrawals	(65,234)

Net Income for the year ended December 31, 2019	400,034

Balance, December 31, 2019	$(102,537)

See notes to combined financial statements

POCONO COATED PRODUCTS LLC AND ACTIVE INTELLIGENCE LLC

COMBINED STATEMENTS OF CASH FLOWS

	Years Ended
	December 31,
	2019	2018
Cash flows from operating activities:
Net loss	$400,034	$12,401
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	74,105	19,794
Changes in operating assets and liabilities:
Accounts receivable	32,024	(57,784)
Prepaid expenses	1,750	1,199
Inventory	(24,929)	391
Deferred revenue	(80,224)	227,092
Accounts payable and accrued expenses	109,292	(75,963)
Net Cash Provided by Operating Activities	512,052	127,130

Cash flows from investing activities:
Purchase of equipment	(216,058)	(110,544)
Net Cash Used in Investing Activities	(216,058)	(110,544)

Cash flows from financing activities:
Proceeds from notes payable	41,987	99,016
Payments on notes payable	(31,985)	(4,556)
Payments on line of credit, net	(23,000)	(57,484)
Payments on amount due to member	(14,246)	-
Payments on finance leases	-	(17,563)
Proceeds from member advances	-	4,324
Distributions to members	(65,234)	(13,300)

Net Cash Provided by (Used in) Financing Activities	(92,478)	10,437

Net change in cash	203,516	27,023

Cash and cash equivalents - Beginning of period	83,173	56,150

Cash and cash equivalents - End of period	$286,689	$83,173

Supplementary information:

Cash paid for:
Interest	$16,223	$30,075

Income taxes	$-	$-

Supplemental disclosure of non-cash investing and financing activities

Purchase of equipment with lease financing	$30,903	$-

See notes to combined financial statements

POCONO COATED PRODUCTS LLC AND ACTIVE INTELLIGENCE LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Pocono Coated Products LLC (the “Company” or “Pocono”) is a New Jersey company, formed on September 11, 2009. Pocono is a coated products manufacturing entity that takes advantage of its unique process capabilities and experience. Pocono helps its customers with product design and development along with toll manufacturing to bring new products to market with minimal capital investment. Pocono’s competitive edge is a low-cost manufacturing base: a result of our unique processes and state of the art material technology.

Active Intelligence LLC (the “Company” or “Active Intelligence”) is a North Carolina company, formed on March 11, 2016. Active Intelligence manufactures activated kinesiology tape. The tape has transdermal and topical properties. This tape is used same as traditional kinesiology tape.

Significant Accounting Policies

Principles of Combination

The combined financial statements of the Company include the Pocono Coated Products LLC and Active Intelligence LLC. All material intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities.  On an ongoing basis, the Company evaluates its estimates including, but not limited to, those related to such items as income tax exposures, accruals, depreciable/useful lives, allowance for doubtful accounts and valuation allowances.  The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources.  Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents include short-term investments in money-market funds and certificate of deposits with an original maturity of three months or less when purchased. As of December 31, 2020, the Company had no cash equivalents that exceeded the $250,000 federally insured limits.

Revenue Recognition

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), which amends the accounting standards for revenue recognition. ASU 2014-09 is based on principles that govern the recognition of revenue at an amount an entity expects to be entitled when products are transferred to a customer. The Company adopted the guidance under the new revenue standards using the modified retrospective method effective February 1, 2018 and determined no cumulative effect adjusted to retained earnings was necessary upon adoption. Topic 606 requires the Company to recognize revenues when control of the promised goods or services and receipt of payment is probable. The Company recognizes revenue based on the five criteria for revenue recognition established under Topic 606: 1) identify the contract, 2) identify separate performance obligations, 3) determine the transaction price, 4) allocate the transaction price among the performance obligations, and 5) recognize revenue as the performance obligations are satisfied.

Revenue Service Types

The following is a description of the Company’s revenue service types, which include manufacturing revenue from sale of goods:

●	Sales revenues are derived from the sale of the Company’s consumer products. Upon the reception of a purchase order, we have the order filled and shipped.

Contracts with Customers

A contract with a customer exists when (i) the Company enters into an enforceable contract with a customer that defines each party’s rights regarding the goods or services to be transferred and identifies the payment terms related to these goods or services, (ii) the contract has commercial substance and, (iii) we determine that collection of substantially all consideration for services that are transferred is probable based on the customer’s intent and ability to pay the promised consideration.

Performance Obligations

A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account in the new revenue standard. The contract transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. For the Company’s different revenue service types, the performance obligation is satisfied at different times. The Company’s performance obligations include providing products and professional services in the area of research. The Company recognizes product revenue performance obligations in most cases when the product has shipped to the customer. When we perform professional service work, we recognize revenue when we have the right to invoice the customer for the work completed, which typically occurs on a monthly basis for the work performed during that month.

All revenue recognized in the income statement is considered to be revenue from contracts with customers.

Deferred revenue

Deferred revenue is a liability related to a revenue producing activity for which revenue has not been recognized. The Company records deferred revenue when it receives consideration from a contract before achieving certain criteria that must be met for revenue to be recognized in conformity with GAAP.

Accounts receivable

Trade accounts receivable are recorded at the net invoice value and are not interest bearing. The Company maintains allowances for doubtful accounts for estimated losses from the inability of its customers to make required payments. The Company determines its allowances by both specific identification of customer accounts where appropriate and the application of historical loss to non-specific accounts. For the years ended December 31, 2019 and 2018, the Company recorded no bad debt expense and no allowance for doubtful accounts related to accounts receivable.

Inventories

Inventories are valued at the lower of cost and realizable value determined using the first-in, first-out (FIFO) method. Net realizable value is the estimated selling price in the ordinary course of business, less applicable variable selling expenses. The cost of finished goods and work in progress is comprised of material costs, direct labor costs and other direct costs and related production overheads (based on normal operating capacity). As of December 31,2019 and 2018, raw materials represent 100% of the inventory.

Property, Plant and Equipment

Property and equipment represent an important component of the Company’s assets. The Company depreciates its plant and equipment on a straight-line basis over the estimated useful life of the assets. Property, plant and equipment is stated at historical cost. Expenditures for minor repairs, maintenance and replacement parts which do not increase the useful lives of the assets are charged to expense as incurred. All major additions and improvements are capitalized. Depreciation is computed using the straight-line method. The lives over which the fixed assets are depreciated range from 3 to 5 years as follows:

Machinery and equipment	5 years
Furniture, fixtures and leasehold	3 years

Long-lived Assets

Management reviews long-lived assets for potential impairment whenever significant events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  An impairment exists when the carrying amount of the long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the estimated undiscounted cash flows expected to result from the use and eventual disposition of the asset.  If an impairment exists, the resulting write-down would be the difference between fair market value of the long-lived asset and the related net book value.

Research and Development

Research and developments costs are expensed as incurred.

Income Taxes

The Company is a limited liability entity, and any income or losses are passed directly to the members who assume their own tax liabilities.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash.

The Company’s cash and cash equivalents are concentrated primarily in banks.  At times, such deposits could be in excess of insured limits.  Management believes that the financial institutions that hold the Company’s financial instruments are financially sound and, accordingly, minimal credit risk is believed to exist with respect to these financial instruments.

Fair Value Measurements

FASB ASC 820, “Fair Value Measurements and Disclosure” (“ASC 820”), defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be to measure fair value.

The Company utilizes the accounting guidance for fair value measurements and disclosures for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis during the reporting period. The fair value is an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants based upon the best use of the asset or liability at the measurement date. The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability. ASC 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers are defined as follows:

Level 1 -Observable inputs such as quoted market prices in active markets.

Level 2 -Inputs other than quoted prices in active markets that are either directly or indirectly observable.

Level 3 -Unobservable inputs about which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The carrying value of the Company’s financial instruments including cash and cash equivalents, accounts receivable, prepaid expenses, and accrued expenses approximate their fair value due to the short maturities of these financial instruments.

As of December 31, 2019, and 2018, there were no financial assets or liabilities that required disclosure.

Recent Accounting Standards

In June 2018, the FASB issued ASU 2018-07, Compensation-Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting, which simplifies the accounting for nonemployee share-based payment transactions by expanding the scope of ASC Topic 718, Compensation - Stock Compensation, to include share-based payment transactions for acquiring goods and services from nonemployees. Under the new standard, most of the guidance on stock compensation payments to nonemployees would be aligned with the requirements for share-based payments granted to employees. This standard became effective for us on February 1, 2019. The adoption of this standard did not have a material impact on our combined financial statements.

In August 2018, the FASB issued ASU 2018-13, “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.” ASU 2018-13 modifies the fair value measurements disclosures with the primary focus to improve effectiveness of disclosures in the notes to the financial statements that is most important to the users. The new guidance modifies the required disclosures related to the valuation techniques and inputs used, uncertainty in measurement, and changes in measurements applied. ASU 2018-13 will be effective for the Company for its fiscal year beginning after December 15, 2019 and each quarterly period thereafter. Early adoption is permitted. The Company is currently assessing the impact this new guidance may have on the Company’s combined financial statements and footnote disclosures.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, which is intended to simplify various aspects related to accounting for income taxes. This ASU removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020, with early adoption permitted. We are currently assessing the impact of this standard on our combined financial statements.

In January 2017, the FASB issued ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” which removes Step 2 from the goodwill impairment test and replaces the qualitative assessment. Impairment will be measured using the difference between the carrying amount and the fair value of the reporting unit. Under this revised guidance, failing Step 1 will always result in a goodwill impairment. The amendments in this update should be applied prospectively for annual and interim periods in fiscal years beginning after December 15, 2019. The Company early adopted ASU 2018-07 on February 1, 2019. The Company’s adoption of ASU 2018-07 has had no impact on its combined financial statements or disclosures.

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business. ASU No. 2017-01 clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of a business or as acquisitions (or disposals) of assets. ASU No. 2017-01 is effective for annual periods beginning after December 15, 2018, with early adoption permitted under certain circumstances. The amendments of ASU No. 2017-01 were adopted by the Company effective February 1, 2019. The adoption of this standard had no impact on our combined financial position or results of operations.

The Company has reviewed all other FASB-issued ASU accounting pronouncements and interpretations thereof that have effective dates during the period reported and in future periods.  The Company has carefully considered the new pronouncements that alter previous GAAP and does not believe that any new or modified principles will have a material impact on the company’s reported financial position or operations in the near term.  The applicability of any standard is subject to the formal review of the Company’s financial management and certain standards are under consideration.

2.	PROPERTY AND EQUIPMENT

	December 31,
	2019	2018
Machinery and equipment	$631,234	$453,618
Furniture and fixtures	5,295	5,295
Leasehold improvements	69,345	-
	705,874	458,913
Less: Accumulated depreciation	(442,539)	(368,434)
Net Property and Equipment	$263,335	$90,479

Depreciation expense amounted to $74,105 and $19,794 for the years ended December 31, 2019 and 2018, respectively.

3.	INCOME TAXES

The Company adopted the provisions of ASC 740, “Income Taxes, (“ASC 740”). As a result of the implementation of ASC 740, the Company recognized no adjustment in the net liability for unrecognized income tax benefits. The Company believes there are no potential uncertain tax positions, and all tax returns are correct as filed. Should the Company recognize a liability for uncertain tax positions, the Company will separately recognize the liability for uncertain tax positions on its balance sheet. Included in any liability or uncertain tax positions, the Company will also setup a liability for interest and penalties. The Company’s policy is to recognize interest and penalties related to uncertain tax positions as a component of the current provision for income taxes.

4.	NOTES PAYABLE

Pocono has an unsecured line of credit with PNC Bank in the amount of up to $100,000. The line of credit bears interest of 3.99% per year and the note is due on demand. During the year ended December 31, 2018, Pocono made payments of $57,484, net. During the year ended December 31, 2019, Pocono made payments of $23,000, net. As of December 31, 2019, and 2018, Pocono owed $12,000 and $35,000, respectively, on the line of credit.

On October 16, 2018, Active Intelligence entered into an agreement with the Carolina Small Business Development Fund for a line of credit of $160,000 due 10 years from the date of the loan with interest of 5% per year. Active Intelligence received proceeds of $99,016 and made payments of $2,753 in 2018 and received proceeds of $41,987 and made payments of $15,115 in 2019. Active Intelligence is required to make monthly payments of principal and interest of $1,697. As of December 31, 2019, and 2018, the balance due was $123,135 and $96,263, respectively, of which $13,228 and $15,115 is current.

On May 30, 2014, Pocono entered into an agreement with Newtek Small Business Finance and received proceeds of $150,000. The loan bears interest of prime plus 2.75% and matures on May 30, 2024. During 2019 and 2018, the Company made payments on this loan in the amount of $16,870 and $1,803, respectively. As of December 31, 2019, and 2018, the amount due was $79,895 and $96,765, respectively, of which $17,500 and $16,870 is current.

During 2019, Michael Myer, a member of Active Intelligence, advanced Active Intelligence $20,489, all of which was outstanding as of December 31, 2018 and due on demand. During 2019, the Company repaid the debt in full.

Pocono has two finance leases secured by equipment. The leases mature in 2022. The incremental borrowing rate is 5.00%. As of December 31, 2019, the minimum lease payments are as follows:

Years ending December 31, 2020	$18,536
December 31, 2021	18,536
December 31, 2022	18,921
$55,993

Interest expense for the year ended December 31, 2019 and 2018 was $16,223 and $30,075, respectively.

5.	RELATED PARTY TRANSACTIONS

During the years ended December 31, 2019 and 2018, there were intercompany purchases and sales between Pocono and Active Intelligence in the amount of $26,727 and $181,084, respectively. These amounts have been eliminated in the combined financial statements.

6.	MEMBERS’ EQUITY

During the years ended December 31, 2019, and 2018, the Company made cash distributions to the members of $65,232 $13,300, respectively.

As of December 31, 2019, and 2018, members’ deficiency was $102,535 and $437,337, respectively.

7.	COMMITMENTS AND CONTIGENCIES

The Company leases warehouse space in Cherryville, North Carolina from a related party, a member of Pocono. There is no formal lease agreement between the parties. For the years ended December 31, 2019 and 2018, rent expense amounted to $34,812 and $54,011, respectively.

8.	SUBSEQUENT EVENTS

In December 2019, COVID-19 emerged and has subsequently spread world-wide. The World Health Organization has declared COVID-19 a pandemic resulting in federal, state and local governments and private entities mediating various restrictions, including travel restrictions, restrictions on public gatherings, stay at home orders, and advisories and quarantining people who may have been exposed to the virus. The effect of these orders, government imposed quarantines and measures the Company would take, such as work-at-home policies, may negatively impact productivity, disrupt our business and could delay our clinical programs and timelines, the magnitude of which will depend, in part, on the length and severity of the restrictions and other limitations on our ability to conduct our business in the ordinary course. These and similar, and perhaps more severe, disruptions in our operations could negatively impact our business, operating results and financial condition. Further, quarantines, shelter-in-place and similar government orders, or the perception that such orders, shutdowns or other restrictions on the conduct of business could occur, related to COVID-19 or other infectious diseases could impact personnel at third-party manufacturing facilities in the United States and other countries, or the availability or cost of materials, which could disrupt our supply chain.

On August 31, 2020, the Company entered into a Purchase Agreement (Agreement”), with Nutriband Inc.(“Nutriband”), pursuant to which Pocono agreed to sell Nutriband certain of its assets and liabilities associated with its Transdermal, Topical, Cosmetic, and Nutraceutical business (the “Business”), including: (1) all the equipment, intellectual property and trade secrets, cash balances, receivables ,bank accounts and inventory, free and clear of all liens, except for certain lease obligations (the PCP Segment”), and (2), Active Intelligence agreed to sell Nutriband 100% of the membership interests (collectively the “Assets”). The net Assets were contributed to Pocono Pharmaceutical Inc., a newly formed wholly owned subsidiary of Nutriband. The purchase price for the Assets is (i) $6,000,000 paid with the issuance of 608,519 shares in the Nutriband’s common stock at a value of the average price of the previous 90 days at the date of the Closing (the “Shares”), and (ii) a promissory note of Nutriband in the principal amount of $1,500,000 which is due upon the earlier of (a) twelve months from issuance or (b) immediately following a capital raise of no less than $4,000,000 and/or a public offering of no less than $4,000,000. Michael Myer, the CEO of Pocono, has been elected to the Board of Directors of Nutriband at the annual meeting of shareholders of Nutriband in October 2020.

The Agreement provides that it is effective August 31, 2020, on which date the parties entered into an escrow agreement (the “Escrow Agreement”), with legal counsel serving as the escrow agent, providing for holding of the Note, certification of shares, and title to the Assets (held in specific purpose subsidiary) as collateral security for completion of all closing conditions under the Agreement. On that date, the parties also entered into a security agreement granting Pocono a security interest in all proceeds of the Assets held as collateral under the Escrow Agreement.

On March 21, 2020, the Coronavirus and Aid Relief and Economic Security Act (“CARES ACT”) was enacted. The CARES ACT established Payroll Protection Program (“PPP”) which funds small businesses through federally guaranteed loans. Under PPP, companies are eligible for forgiveness if the proceeds are used for eligible payroll costs, rent and utility costs. On April 30, 2020, Pocono was advanced $99,200 under the PPP. The note matures on April 30, 2022 and bears interest at 1.00% per year.

Pocono Coated Products Unaudited Financial Statements at June 30, 2020

POCONO COATED PRODUCTS LLC AND ACTIVE INTELLIGENCE LLC

COMBINED BALANCE SHEETS

	June 30,	December 31,
	2020	2019
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$191,651	$266,202
Accounts receivable-net	140,250	66,646
Inventory	55,394	51,794
Total Current Assets	387,295	384,642

PROPERTY & EQUIPMENT-net	227,673	263,335

TOTAL ASSETS	$614,968	$647,977

LIABILITIES AND MEMBERS’ DEFICIENCY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$176,402	$215,527
Deferred revenue	159,919	263,964
Line of credit	59,612	12,000
Current portion of notes payable	31,500	71,169
Current portion of finance lease liabiliites	24,544	16,722
Total Current Liabilities	451,977	579,382

Notes payable, net of current	283,005	131,861
Financing lease liabilities, net of current	31,117	39,271
Total Liabilities	766,099	750,514

Commitments and Contingencies	-	-

Members’ Deficiency	(151,131)	(102,537)

TOTAL LIABILITIES AND MEMBERS’ DEFICIENCY	$614,968	$647,977

See notes to unaudited combined financial statements

POCONO COATED PRODUCTS LLC ANG ACTIVE INTELLIGENCE LLC

COMBINED STATEMENTS OF OPERATIONS

	Six Months Ended
	June 30,
	2020	2019

Revenue	$1,095,056	$1,493,818

Costs and expenses:
Cost of revenues	845,126	880,599
Selling, general and administrative expenses	295,954	263,832
Total Costs and Expenses	1,141,080	1,144,431

Income from operations	(46,024)	349,387

Other income (expense):
Interest expense	(2,570)	(9,750)
	(2,570)	(9,750)
Income from operations before provision for income taxes	(48,594)	339,637

Provision for income taxes	-	-

Net income	$(48,594)	$339,637

See notes to unaudited combined financial statements

POCONO COATED PRODUCTS LLC AND ACTIVE INTELLIGENCE LLC

COMBINED STATEMENT OF MEMBERS’ EQUITY

Total
Balance, January 1, 2019	$(437,337)

Net income for the six months ended June 30, 2019	339,637

Balance, June 30, 2019	$(97,700)

Balance, January 1, 2020	(102,537)

Member contributions	30,000

Cash withdrawals	(30,000)

Net loss for the six months ended June 30, 2020	(48,594)

Balance, June 30, 2020	$(151,131)

See notes to unaudited combined financial statements

POCONO COATED PRODUCTS LLC AND ACTIVE INTELLIGENCE LLC

COMBINED STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 30,
	2020	2019
Cash flows from operating activities:
Net income (loss)	$(48,594)	$339,637
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	35,752	21,000
Changes in operating assets and liabilities:
Accounts receivable	(73,604)	(65,157)
Prepaid expenses	-	1,137
Inventory	(3,600)	(2,333)
Deferred revenue	(104,045)	(226,934)
Accounts payable and accrued expenses	(9,125)	90,162
Net Cash Provided by (Used in) Operating Activities	(203,216)	157,512

Cash flows from investing activities:
Purchase of equipment	(90)	(40,625)
Net Cash Used in Investing Activities	(90)	(40,625)

Cash flows from financing activities:
Proceeds from notes payable	122,749	-
Payments on line of credit	47,612	(35,000)
Purchase of equipment with lease financing	-	-
Payments on notes payable	(11,274)	(17,543)
Payments on finance leases	(332)	(9,039)
Proceeds from member advances	-	-
Distributions to members	(30,000)	-

Net Cash Provided by (Used in) Financing Activities	128,755	(61,582)

Net change in cash	(74,551)	55,305

Cash and cash equivalents - Beginning of period	266,202	83,173

Cash and cash equivalents - End of period	$191,651	$138,478

Supplementary information:

Cash paid for:
Interest	$2,570	$9,570

Income taxes	$-	$-

Supplemental disclosure of non-cash investing and financing activities

Equipment purchased through lease financing	$-	$30,903

Non-cash contribution from member	$30,000	$-

See notes to unaudited combined financial statements

POCONO COATED PRODUCTS LLC AND ACTIVE INTELLIGENCE LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Pocono Coated Products LLC (the “Company” or “Pocono”) is a New Jersey company, formed on September 11, 2009. Pocono is a coated products manufacturing entity that takes advantage of its unique process capabilities and experience. Pocono helps its customers with product design and development along with toll manufacturing to bring new products to market with minimal capital investment. Pocono’s competitive edge is a low-cost manufacturing base: a result of our unique processes and state of the art material technology.

Active Intelligence LLC (the “Company” or “Active Intelligence”) is a North Carolina company, formed on March 11, 2016. Active Intelligence manufactures activated kinesiology tape. The tape has transdermal and topical properties. This tape is used same as traditional kinesiology tape.

Significant Accounting Policies

Principles of Combination

The combined financial statements of the Company include the Pocono Coated Products LLC and Active Intelligence LLC. All material intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities.  On an ongoing basis, the Company evaluates its estimates including, but not limited to, those related to such items as income tax exposures, accruals, depreciable/useful lives, allowance for doubtful accounts and valuation allowances.  The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources.  Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents include short-term investments in money-market funds and certificate of deposits with an original maturity of three months or less when purchased. As of June 30, 2020, the Company had no cash equivalents that exceeded the $250,000 federally insured limit.

Revenue Recognition

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), which amends the accounting standards for revenue recognition. ASU 2014-09 is based on principles that govern the recognition of revenue at an amount an entity expects to be entitled when products are transferred to a customer. The Company adopted the guidance under the new revenue standards using the modified retrospective method effective February 1, 2018 and determined no cumulative effect adjusted to retained earnings was necessary upon adoption. Topic 606 requires the Company to recognize revenues when control of the promised goods or services and receipt of payment is probable. The Company recognizes revenue based on the five criteria for revenue recognition established under Topic 606: 1) identify the contract, 2) identify separate performance obligations, 3) determine the transaction price, 4) allocate the transaction price among the performance obligations, and 5) recognize revenue as the performance obligations are satisfied.

Revenue Service Types

The following is a description of the Company’s revenue service types, which include manufacturing revenue from sale of goods:

●	Sales revenues are derived from the sale of the Company’s consumer products. Upon the reception of a purchase order, we have the order filled and shipped.

Contracts with Customers

A contract with a customer exists when (i) the Company enters into an enforceable contract with a customer that defines each party’s rights regarding the goods or services to be transferred and identifies the payment terms related to these goods or services, (ii) the contract has commercial substance and, (iii) we determine that collection of substantially all consideration for services that are transferred is probable based on the customer’s intent and ability to pay the promised consideration.

Performance Obligations

A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account in the new revenue standard. The contract transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. For the Company’s different revenue service types, the performance obligation is satisfied at different times. The Company’s performance obligations include providing products and professional services in the area of research. The Company recognizes product revenue performance obligations in most cases when the product has shipped to the customer. When we perform professional service work, we recognize revenue when we have the right to invoice the customer for the work completed, which typically occurs on a monthly basis for the work performed during that month.

All revenue recognized in the income statement is considered to be revenue from contracts with customers.

Deferred revenue

Deferred revenue is a liability related to a revenue producing activity for which revenue has not been recognized. The Company records deferred revenue when it receives consideration from a contract before achieving certain criteria that must be met for revenue to be recognized in conformity with GAAP.

Accounts receivable

Trade accounts receivable are recorded at the net invoice value and are not interest bearing. The Company maintains allowances for doubtful accounts for estimated losses from the inability of its customers to make required payments. The Company determines its allowances by both specific identification of customer accounts where appropriate and the application of historical loss to non-specific accounts. For the six months ended June 30, 2020 and 2019, the Company recorded no bad debt expense and no allowance for doubtful accounts related to accounts receivable.

Inventories

Inventories are valued at the lower of cost and realizable value determined using the first-in, first-out (FIFO) method. Net realizable value is the estimated selling price in the ordinary course of business, less applicable variable selling expenses. The cost of finished goods and work in progress is comprised of material costs, direct labor costs and other direct costs and related production overheads (based on normal operating capacity). As of June 30, 2020, and December 31,2019, raw materials represent 100% of the inventory.

Property, Plant and Equipment

Property and equipment represent an important component of the Company’s assets. The Company depreciates its plant and equipment on a straight-line basis over the estimated useful life of the assets. Property, plant and equipment is stated at historical cost. Expenditures for minor repairs, maintenance and replacement parts which do not increase the useful lives of the assets are charged to expense as incurred. All major additions and improvements are capitalized. Depreciation is computed using the straight-line method. The lives over which the fixed assets are depreciated range from 3 to 5 years as follows:

Machinery and equipment	5 years
Furniture, fixtures and leasehold	3 years

Long-lived Assets

Management reviews long-lived assets for potential impairment whenever significant events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  An impairment exists when the carrying amount of the long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the estimated undiscounted cash flows expected to result from the use and eventual disposition of the asset.  If an impairment exists, the resulting write-down would be the difference between fair market value of the long-lived asset and the related net book value.

Research and Development

Research and developments costs are expensed as incurred.

Income Taxes

The Company is a limited liability entity, and any income or losses are passed directly to the members who assume their own tax liabilities.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash.

The Company’s cash and cash equivalents are concentrated primarily in banks.  At times, such deposits could be in excess of insured limits.  Management believes that the financial institutions that hold the Company’s financial instruments are financially sound and, accordingly, minimal credit risk is believed to exist with respect to these financial instruments.

Fair Value Measurements

FASB ASC 820, “Fair Value Measurements and Disclosure” (“ASC 820”), defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be to measure fair value.

The Company utilizes the accounting guidance for fair value measurements and disclosures for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis during the reporting period. The fair value is an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants based upon the best use of the asset or liability at the measurement date. The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability. ASC 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers are defined as follows:

Level 1 -Observable inputs such as quoted market prices in active markets.

Level 2 -Inputs other than quoted prices in active markets that are either directly or indirectly observable.

Level 3 -Unobservable inputs about which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The carrying value of the Company’s financial instruments including cash and cash equivalents, accounts receivable, prepaid expenses, and accrued expenses approximate their fair value due to the short maturities of these financial instruments.

As of June 30, 2020, and December 31, 2019, there were no financial assets or liabilities that required disclosure.

Recent Accounting Standards

In June 2018, the FASB issued ASU 2018-07, Compensation-Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting, which simplifies the accounting for nonemployee share-based payment transactions by expanding the scope of ASC Topic 718, Compensation - Stock Compensation, to include share-based payment transactions for acquiring goods and services from nonemployees. Under the new standard, most of the guidance on stock compensation payments to nonemployees would be aligned with the requirements for share-based payments granted to employees. This standard became effective for us on February 1, 2019. The adoption of this standard did not have a material impact on our combined financial statements.

In August 2018, the FASB issued ASU 2018-13, “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.” ASU 2018-13 modifies the fair value measurements disclosures with the primary focus to improve effectiveness of disclosures in the notes to the financial statements that is most important to the users. The new guidance modifies the required disclosures related to the valuation techniques and inputs used, uncertainty in measurement, and changes in measurements applied. ASU 2018-13 will be effective for the Company for its fiscal year beginning after December 15, 2019 and each quarterly period thereafter. Early adoption is permitted. The Company is currently assessing the impact this new guidance may have on the Company’s combined financial statements and footnote disclosures.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, which is intended to simplify various aspects related to accounting for income taxes. This ASU removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020, with early adoption permitted. We are currently assessing the impact of this standard on our combined financial statements.

In January 2017, the FASB issued ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” which removes Step 2 from the goodwill impairment test and replaces the qualitative assessment. Impairment will be measured using the difference between the carrying amount and the fair value of the reporting unit. Under this revised guidance, failing Step 1 will always result in a goodwill impairment. The amendments in this update should be applied prospectively for annual and interim periods in fiscal years beginning after December 15, 2019. The Company early adopted ASU 2018-07 on February 1, 2019. The Company’s adoption of ASU 2018-07 has had no impact on its combined financial statements or disclosures.

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business. ASU No. 2017-01 clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of a business or as acquisitions (or disposals) of assets. ASU No. 2017-01 is effective for annual periods beginning after December 15, 2018, with early adoption permitted under certain circumstances. The amendments of ASU No. 2017-01 were adopted by the Company effective February 1, 2019. The adoption of this standard had no impact on our combined financial position or results of operations.

The Company has reviewed all other FASB-issued ASU accounting pronouncements and interpretations thereof that have effective dates during the period reported and in future periods.  The Company has carefully considered the new pronouncements that alter previous GAAP and does not believe that any new or modified principles will have a material impact on the company’s reported financial position or operations in the near term.  The applicability of any standard is subject to the formal review of the Company’s financial management and certain standards are under consideration.

2.	PROPERTY AND EQUIPMENT

	June 30,	December 31,
	2020	2019
Machinery and equipment	$631,324	$631,234
Furniture and fixtures	5,295	5,295
Leasehold improvements	69,345	69,345
	705,964	705,874
Less: Accumulated depreciation	(478,291)	(442,539)
Net Property and Equipment	$227,673	$263,335

Depreciation expense amounted to $35,752 and $21,000 for the six months ended June 30, 2020 and 2019, respectively.

3.	INCOME TAXES

The Company adopted the provisions of ASC 740, “Income Taxes, (“ASC 740”). As a result of the implementation of ASC 740, the Company recognized no adjustment in the net liability for unrecognized income tax benefits. The Company believes there are no potential uncertain tax positions, and all tax returns are correct as filed. Should the Company recognize a liability for uncertain tax positions, the Company will separately recognize the liability for uncertain tax positions on its balance sheet. Included in any liability or uncertain tax positions, the Company will also setup a liability for interest and penalties. The Company’s policy is to recognize interest and penalties related to uncertain tax positions as a component of the current provision for income taxes.

4.	NOTES PAYABLE

Pocono has an unsecured line of credit with PNC Bank in the amount of up to $100,000. The line of credit bears interest of 3.99% per year and the note is due on demand. During the six months ended June 30, 2020, Pocono received advances of $47,612, net. As of June 30, 2020, and December 31, 2019, Pocono owed $59,612 and $12,000, respectively, on the line of credit.

On October 16, 2018, Active Intelligence entered into an agreement with the Carolina Small Business Development Fund for a line of credit of $160,000 due 10 years from the date of the loan with interest of 5% per year. Active Intelligence received proceeds of $23,549 and $0 during the six months ended June 30, 2020 and 2019, respectively. The Company paid down the balance by $7,500 and $7,930 during the six months ended June 30, 2020 and 2019, respectively. Active Intelligence is required to make monthly payments of principal and interest of $1,697. As of June 30, 2020, and December 31, 2019, the balance due was $139,184 and $123,135, respectively, of which $13,500 and $13,228 is current.

On May 30, 2014, Pocono entered into an agreement with Newtek Small Business Finance and received proceeds of $150,000. The loan bears interest of prime plus 2.75% and matures on May 30, 2024. As of June 30, 2020, and December 31, 2019, the amount due was $76,121 and $79,895, respectively, of which $18,000 and $17,500 is current.

During 2018, Michael Myer, a member of Active Intelligence, advanced Active Intelligence $20,489, all of which was outstanding as of December 31, 2018 and due on demand. During 2019, the Company repaid the debt in full.

On March 21, 2020, the Coronavirus and Aid Relief and Economic Security Act (“CARES ACT”) was enacted. The CARES ACT established Paycheck Protection Program (“PPP”) which funds small businesses through federally guaranteed loans. Under the PPP, companies are eligible for forgiveness if the proceeds are used for eligible payroll costs, rent and utility costs. On April 30,2020, Pocono entered into a note agreement for $99,200 under the PPP, all of which was outstanding as of June 30, 2020. The note matures April 30, 2022 and interest accrues at 1.00% per year.

Pocono has two finance leases secured by equipment. The leases mature in 2024. The incremental borrowing rate is 5.00%. As of December 31, 2019, the minimum annual lease payments are as follows:

December 31, 2020 - remaining	$9,266
December 31, 2021	18,536
December 31, 2022	13,641
December 31, 2023	6,788
December 31, 2024	2,263
$50,496
Effective interest	5,165
$55,661

Interest expense for the six months ended June 30, 2020 and 2019 was $2,570 and $9,750, respectively.

5.	RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2020 and 2019, there were intercompany purchases and sales between Pocono and Active Intelligence in the amount of $91,411 and $35,384, respectively. These amounts have been eliminated in the combined financial statements.

6.	MEMBERS’ EQUITY

During the six months ended June 30, 2020, the Company paid $30,000 cash distributions to a member and received $30,000 of non-cash contributions. During the six months ended June 30, 2019, no cash distributions were paid and no contributions were received.

As of June 30, 2020, and December 31, 2019, members’ deficiency was $124,895 and $102,525, respectively.

7.	COMMITMENTS AND CONTIGENCIES

The Company leases warehouse space in Cherryville, North Carolina from a related party, a member of Pocono. There is no formal lease agreement between the parties. For the six months ended June 30, 2020 and 2019, rent expense amounted to $24,000 and $24,000, respectively.

8.	SUBSEQUENT EVENTS

In December 2019, COVID-19 emerged and has subsequently spread world-wide. The World Health Organization has declared COVID-19 a pandemic resulting in federal, state and local governments and private entities mediating various restrictions, including travel restrictions, restrictions on public gatherings, stay at home orders, and advisories and quarantining people who may have been exposed to the virus. The effect of these orders, government imposed quarantines and measures the Company would take, such as work-at-home policies, may negatively impact productivity, disrupt our business and could delay our clinical programs and timelines, the magnitude of which will depend, in part, on the length and severity of the restrictions and other limitations on our ability to conduct our business in the ordinary course. These and similar, and perhaps more severe, disruptions in our operations could negatively impact our business, operating results and financial condition. Further, quarantines, shelter-in-place and similar government orders, or the perception that such orders, shutdowns or other restrictions on the conduct of business could occur, related to COVID-19 or other infectious diseases could impact personnel at third-party manufacturing facilities in the United States and other countries, or the availability or cost of materials, which could disrupt our supply chain.

On August 31, 2020, the Company entered into a Purchase Agreement (Agreement”), with Nutriband Inc.(“Nutriband”), pursuant to which Pocono agreed to sell Nutriband certain of its assets and liabilities associated with its Transdermal, Topical, Cosmetic, and Nutraceutical business (the “Business”), including: (1) all the equipment, intellectual property and trade secrets, cash balances, receivables ,bank accounts and inventory, free and clear of all liens, except for certain lease obligations (the PCP Segment”), and (2), Active Intelligence agreed to sell Nutriband 100% of the membership interests (collectively the “Assets”). The net Assets were contributed to Pocono Pharmaceutical Inc., a newly formed wholly owned subsidiary of Nutriband. The purchase price for the Assets is (i) $6,000,000 paid with the issuance of 608,519 shares in the Nutriband’s common stock at a value of the average price of the previous 90 days at the date of the Closing (the “Shares”), and (ii) a promissory note of Nutriband in the principal amount of $1,500,000 which is due upon the earlier of (a) twelve months from issuance or (b) immediately following a capital raise of no less than $4,000,000 and/or a public offering of no less than $4,000,000. Michael Myer, the CEO of Pocono, has been elected to the Board of Directors of Nutriband at the annual meeting of shareholders of Nutriband in October 2020.

The Agreement provides that it is effective August 31, 2020, on which date the parties entered into an escrow agreement (the “Escrow Agreement”), with legal counsel serving as the escrow agent, providing for holding of the Note, certification of shares, and title to the Assets (held in specific purpose subsidiary) as collateral security for completion of all closing conditions under the Agreement. On that date, the parties also entered into a security agreement granting Pocono a security interest in all proceeds of the Assets held as collateral under the Escrow Agreement.

NUTRIBAND INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On August 31, 2020, Nutriband Inc. (the “Company” or “Nutriband”) entered into and closed a Purchase Agreement with Pocono Coated Products LLC, (“PCP”), and Active Intelligence LLC (“Active Intelligence”). Pursuant to the terms of the Agreement, PCP agreed to sell certain of its assets and liabilities associated with its Transdermal, Cosmetic, and Nutraceutical business (“Business”), including: (1) all the equipment, intellectual property and trade secrets, cash balances, receivables, bank accounts, and inventory, free and clear of all liens, except for certain lease obligations (the PCP Segment), and (2) Active Intelligence agreed to sell 100% of its membership interests (collectively the “Assets”). The net Assets were contributed to Pocono Pharmaceuticals Inc., a newly wholly subsidiary of Nutriband. The purchase for the assets is (i) $6,000,000 paid with the issuance of 608,519 in the Nutriband’s common stock at a value of the average price of the previous 90 days at the date of Closing (the “Shares”), and (ii) a promissory note of Nutriband in the principal amount of $1,500,000 which is due upon the earlier of (a) twelve months from issuance or (b) immediately following a capital raise of no less than $4,000,000 and/or a public offering of no less than $4,000,000. Michael Myer, the CFO of PCP, has been elected to the Board of Directors of Nutriband at the annual meeting of shareholders of Nutriband in October 2020.

The following unaudited pro forma combined financial statements of the combined company (the “pro forma financial statements”) include the unaudited pro forma combined balance sheet as of July 31, 2020 (the “pro forma balance sheet”), the unaudited pro forma combined statement of operations for the twelve months ended January 31, 2020 (the “twelve month pro forma statement of operations”), and the unaudited pro forma combined statement of operations for the six months ended July 31, 2020,(the “six month pro forma statement of operations”), as adjusted to give effect to the Company’s acquisition of PCP and Active Intelligence.

The pro forma balance sheet combines the historical consolidated balance sheet of the Company as of July 31, 2020, and the historical combined balance sheet of PCP and Active Intelligence as of June 30, 2020, giving effect to the acquisition as if it had been consummated on July 31, 2020. The twelve-month pro forma statement of operations combines the historical consolidated statement of operations of the Company for the year ended January 31, 2020 and the historical combined statement of operations of PCP and Active Intelligence for the twelve months ended December 31, 2019, each giving effect to the acquisition as if it had been consummated on February 1, 2019, the first day of the Company’s fiscal year ended January 31, 2020.

The six-month pro forma statement of operations combines the historical consolidated statement of operations of the Company for the six months ended July 31, 2020 and the historical combined statement of operations of PCP and Active Intelligence for the six months ended June 30, 2020, each giving effect to the acquisition as if it had been consummated on February 1, 2020, the first day of Company’s fiscal year ended January 31, 2021.

The pro forma financial statements are for informational purposes only and are not intended to represent or to be indicative of the actual results of operations or financial position that the combined company would have reported had the acquisition been completed as of the dates set forth in the pro forma financial statements, and should not be taken as being indicative of the combined company’s future consolidated results of operations or financial position.

The assumptions and estimates underlying the unaudited adjustments to the pro forma financial statements are described in the accompanying notes, which should be read together with the pro forma financial statements.

The pro forma financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and quarterly report on Form 10-Q, and 4P’s historical information included herein.

NUTRIBAND INC. AND SUBSIDIARY

PRO FORMA COMBINED BALANCE SHEETS

		PCP and
	Nutriband	Active Intelligence
	July 31,	June 30,		Pro Forma	Pro Forma
	2020	2020		Adjustments	Combined
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$39,248	$191,651	(g)	(124,657)	$106,242
Inventories	-	55,394	(g)	(12,781)	42,613
Prepaid expenses	36,525	-			36,525
Accounts receivable	14,644	140,250	(g)	(138,489)	16,405
Total Current Assets	90,417	387,295			201,785

PROPERTY and EQUIPMENT-net	93,471	227,673	(c)	911,233	1,232,377

OTHER ASSETS:
Goodwill	1,719,235		(g)	6,467,961	8,187,196
Intangible assets-net	296,165	-		-	296,165

TOTAL ASSETS	$2,199,288	$614,968			$9,917,523

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$733,470	$176,402	(g)	(165,825)	744,047
Deferred revenue	29,725	159,919	(g)	(133,068)	56,576
Line of credit	-	59,612	(g)	(59,612)	-
Current portion of finance lease liabilities	-	24,544			24,544
Note payable- related parties	4,567	-	(b)	1,500,000	1,504,567
Current portion of notes payable	100,000	31,500	(g)	(18,000)	113,500

Total Current Liabilities	867,762	451,977			2,443,234

LONG-TERM LIABILITIES:
Financing leases, net of current	-	31,117	(g)	74,227	105,344
Notes payable, net of current	34,870	283,005	(g)	(157,321)	160,554
Total Liabilities	902,632	766,099			2,709,132

Commitments and Contingencies	-	-

STOCKHOLDERS’ EQUITY:
Preferred stock, $.001 par value, 10,000,000 shares authorized, -0- outstanding	-	-
Common stock, $.001 par value, 250,000,000 shares authorized; 5,517,928 and 5,441,100 shares issued and outstanding at July 31, 2020 and January 31, 2020, respectively	5,518	-	(a)	609	6,127
Additional paid-in-capital	10,831,782	(102,537)	(a)	6,473,391	17,202,636
Accumulated other comprehensive loss	(304)	-			(304)
Accumulated deficit	(9,540,340)	(48,594)	(d)(e)(f)	(411,134)	(10,000,068)
Total Stockholders’ Equity	1,296,656	(151,131)			7,208,391

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,199,288	$614,968			$9,917,523

See notes to unaudited consolidated financial statements

NUTRIBAND INC. AND SUBSIDIARY

PRO FORMA COMBINED OPERATIONS

	Nutriband	PCP and Active intelligence
	Year Ended	Year Ended		Pro Forma	Pro Forma
	January 31,	December 31,		Adjustments	Combined
	2020	2019		(Unaudited)	(Unaudited)

Revenue	$370,647	$2,883,168	(b)	(1,146,875)	$1,993,472
			(a)	(113,468)
Costs and expenses:
Cost of sales	549,107	1,709,611	(b)	(685,198)	1,600,800
			(a)	(113,468)
			(d)	140,748
Selling, general and administrative expenses	1,790,980	765,165	(c)	(191,291)	2,364,854
Total Costs and Expenses	2,340,087	2,474,776			3,965,654

Income (loss) from operations	(1,969,440)	408,392			(1,972,182)

Other income (expense):
Derivative expense	(767,650)	-			(767,650)
Gain on change of fair value of derviative	88,876	-			88,876
Interest expense	(73,413)	(8,358)			(81,771)
Total other income )expense)	(752,187)	(8,358)			(760,545)

Income (loss) before provision for income taxes	(2,721,627)	400,034			(2,732,727)

Provision for income taxes	-	-			-

Net loss	$(2,721,627)	$400,034			$(2,732,727)

Net loss per common share-basic and diluted	$(0.50)				$(0.45)

Weighted average common shares outstanding - basic and diluted	5,423,956		(e)	608,518	6,032,474

Other Comprehensive Income (Loss):

Net loss	$(2,721,627)				$(2,732,727)

Foreign currency translation adjustment	252				252

Total Comprehensive Income (Loss)	$(2,721,375)				$(2,732,475)

See notes to unaudited pro forma financial statements

	Nutriband	PCP and Active Intelligence
	Six Months Ended	Six Months Ended		Pro Forma	Pro Forma
	July 31,	June 30,		Adjustments	Combined
	2020	2020		(Unaudited)	(Unaudited)

Revenue	$203,814	$1,095,056	(b)	(577,529)	$629,873
			(a)	(91,468)
Costs and expenses:
Cost of sales	191,876	845,126	(b)	(539,735)	458,312
			(a)	(91,468)
			(d)	52,513
Selling, general and administrative expenses	385,248	295,954	(c)	(73,989)	607,213
Total Costs and Expenses	577,124	1,141,080			1,065,525

Income (loss) from operations	(373,310)	(46,024)			(435,652)

Other income (expense):
Loss on extinguishment of debt	(12,500)				(12,500)
Early prepayment fee on convertible debentures	(69,131)				(69,131)
Gain on change of fair value of derivative	22,096				22,096
Interest expense	(205,218)	(2,570)			(207,788)
	(264,753)	(2,570)			(267,323)

Income (loss) before provision for income taxes	(638,063)	(48,594)			(702,975)

Provision for income taxes	-	-			-

Net loss	$(638,063)	$(48,594)			$(702,975)

Net loss per common share-basic and diluted	$(0.12)				$(0.12)

Weighted average common shares outstanding - basic and diluted	5,494,274		(e)	608,518	6,102,792

Other Comprehensive Income (Loss):

Net loss	$(638,063)				$(702,975)

Foreign currency translation adjustment	-				-

Total Comprehensive Income (Loss)	$(638,063)				$(702,975)

See notes to unaudited pro forma financial statements

NUTRIBAND INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

July 31, 2020 (UNAUDITED)

1.	Basis of Presentation

Pursuant to the Purchase Agreement with Pocono Coated Products LLC, (“PCP”), PCP agreed to sell, and Nutriband agreed to purchase certain of the assets and liabilities associated with PCP’s Transdermal, Cosmetic, and Nutraceutical business including fixed assets and intellectual property. Nutriband also agreed to purchase 100% of the membership interests of Active Intelligence LLC.

These unaudited pro forma combined financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and are expressed in US dollars. These pro forma statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent financial statements of the Company, PCP and Active Intelligence.

The historical consolidated financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are (1) directly attributable to the business combination, (2) factually supportable and (3) with respect to the pro forma combined statement of operations, expected to have a continuing impact on the combined results following the business combination.

The business combination was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, “Business Combinations”. As the acquirer for accounting purposes, the Company has estimated the fair value of PCP’s and Active Intelligence’s assets acquired and liabilities assumed.

These pro forma financial statements have been compiled from and include:

(a)	An unaudited pro forma balance sheet combining the unaudited interim balance sheet of the Company as of July 31, 2020, with the unaudited balance sheet of PCP and Active Intelligence as of June 30, 2020, giving effect to the transaction as if it occurred on February 1, 2020.

(b)	An unaudited pro forma statement of operations combining the audited annual statement of operations of the Company for the year ended January 31, 2020, with the audited statement of operations of PCP and Active Intelligence for the twelve months ended December 31, 2019, giving effect to the transaction as if it occurred on February 1, 2019.

(c)	An unaudited pro forma statement of operations combining the unaudited interim statement of operations of the Company for the six months ended July 31, 2020, with the unaudited interim statement of operations of PCP and Active Intelligence for the six months ended June 30, 2020, giving effect to the transaction as if it occurred February 1, 2020.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited consolidated financial statements of the Company for the year ended January 31, 2020. Based on the review of the accounting policies of PCP and Active Intelligence, it is the Company’s managements opinion that there are no material accounting differences between the accounting policies of the Company and PCP and Active Intelligence. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with the Company’s accounting policies.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The actual pro forma adjustments will depend on a number of factors and could result in a change to the unaudited pro forma financial statements.

2.	Proposed Transaction

The purchase price paid by the Company for the certain assets and liabilities associated with PCP and the membership interests of Active Intelligence amounted to the issuance of 608,519 shares of the Company’s common stock and the issuance of a promissory note in the amount of $1,500,000.

3.	Preliminary Purchase Price Allocation

The Company has performed a preliminary analysis of the market value of PCP’s and Active Intelligence’s Net assets acquired. The following table summarizes the allocation of preliminary purchase price as of the acquisition date:

Preliminary Purchase Price	August 31, 2020
Issuance of promissory note	$1,500,000
Common stock	6,000,000
Total Purchase Price	$7,500,000

Allocation of purchase price
Equipment	$1,227,171
Cash	66,994
Accounts receivable	1,761
Inventory	42,613
Accounts payable	(10,577)
Deferred revenue	(26,851)
Debt	(269,072)
Net assets acquired	$1,032,039
Goodwill (provisional)	6,467,961
$7,500,000

The preliminary purchase price allocation has been used to prepare pro form adjustments in the pro forma balance sheet and pro forma statement of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculation. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments.

4.	Pro forma Adjustments

Balance Sheet as of July 31,2020

(a)	Represents the issuance of $6,000,000 of Nutriband common stock to PCP.

(b)	Represents the issuance of a promissory in the amount of $1,500,000 to PCP.

(c)	Reflects the adjustment of historical property and equipment acquired by the Company to their estimated fair values.

(d)	Represents depreciation expense on the revalued equipment.

(e)	Represents sales and cost of sales of Pocono not acquired by Nutriband.

(f)	Represents overhead costs not assumed by Nutriband.

(g)	Represents adjustments to give effect of the purchase price allocation of the assets and liabilities acquired or assumed by Nutriband on the acquisition date.

Statement of Operations for the Year Ended January 31, 2020 and Six Months ended June 30, 2020

(a)	Elimination of sales and cost of sales between Nutriband and Pocono.

(b)	Represents sales and cost of sales not acquired from Pocono.

(c)	Represents overhead costs not assumed by Nutriband.

(d)	Represents depreciation expense on the revalued equipment.

(e)	Represents effect of common stock issued in the acquisition on weighted average shares outstanding.

5.	Pro Forma Loss Per Share

The following table sets forth the computation of pro forma basic and diluted loss per share for the six months ended July 31, 2020 and the year ended January 31, 2020.

	Ended	Ended
	July 31, 2020	January 31, 2020
Pro forma loss for the period	$(702,295)	$(2,732,475)

Basic and diluted-weighted average number of shares outstanding	6,102,792	6,032,474

Pro forma loss per share -
Basic and diluted	$(0.12)	$(0.45)

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NUTRIBAND, INC.

Date: January 11, 2021	By:	/s/ Gareth Sheridan
R: Gareth Sheridan
Chief Executive Officer